UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 11, 2007
GATX Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8319	94-1661392
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 11, 2007, GATX Corporation (“GATX”) consummated the merger (the “Merger”) of its wholly-owned operating subsidiary, GATX Financial Corporation (“GFC”), with and into its parent, GATX, on and as of May 11, 2007. As a result of the Merger, all outstanding debt and other financial obligations of GFC became the obligations of GATX.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GATX FINANCIAL CORPORATION
(Registrant)
/s/ Robert C. Lyons
Robert C. Lyons
Vice-President, Chief Financial Officer

Date: May 11, 2007